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                                                                    EXHIBIT 23.3


[PRICEWATERHOUSECOOPERS LOGO]

                                                          PricewaterhouseCoopers
                                                          P.O. Box N 3910
                                                          Providence House
                                                          Last Hill Street
                                                          Nassau, The Bahamas
                                                          Telephone 242-302-5300
                                                          Facsimile 242-302-5750





CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form F-2 of our report dated April 9, 2003, relating to the financial statements of Waterfields Company Limited, which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" and in such Registration Statement.


PRICEWATERHOUSECOOPERS




/s/  PricewaterhouseCoopers
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Nassau, The Bahamas
April 30, 2003